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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      Date of Report:  November 17, 2000


                METROPOLITAN MORTGAGE & SECURITIES CO., INC.
                --------------------------------------------
           (Exact name of Registrant as Specified in Its Charter)

        Washington                    0-22041                91-0609840
----------------------------      --------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Number)        Identification Number)

              601 W. 1st Avenue, Spokane, Washington 99201-5015
              -------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (509) 838-3111

                                 None
       ------------------------------------------------------------
       (Former Name or Former Address, if Change Since Last Report)





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ITEM 5.  OTHER EVENTS.

         On November 17, 2000, Metropolitan Mortgage & Securities Co., Inc.
(the "Registrant") issued a press release announcing new developments. The press release is attached hereto and referenced as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                Exhibit 99.1  Press Release Dated November 17, 2000


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          METROPOLITAN MORTGAGE & SECURITIES
                                          CO., INC.

Date:  November 20, 2000                  By: /s/ Michael A. Agostinelli
                                             ---------------------------------
                                              Michael A. Agostinelli
                                              General Counsel



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                                 EXHIBIT INDEX

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

Exhibit No.          Description
-----------          -----------
Exhibit 99.1         Press Release Dated November 17, 2000
